UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): M
ay 7, 20
21
(May 6, 2021)

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203) 622-3131
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 6, 2021, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of José B. Alvarez, Marc A. Bruno, Matthew J. Flannery, Bobby J. Griffin, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Gracia C. Martore, Filippo Passerini, Donald C. Roof and Shiv Singh to the Board for
one-year
terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2021; (iii) on an advisory
(non-binding)
basis to approve the compensation of the Company’s named executive officers; and (iv) on a stockholder proposal to improve shareholder written consent.
The stockholders elected all eleven directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding
basis) the compensation of the Company’s named executive officers and rejected a stockholder proposal to improve shareholder written consent.
The final voting results for each of the matters submitted to a vote of stockholders at the 2021 annual meeting are set forth below:
Proposal 1.    Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
José B. Alvarez	57,622,595	2,802,060	26,828	4,381,729
Marc A. Bruno	58,301,884	2,121,132	28,467	4,381,729
Matthew J. Flannery	59,903,903	517,377	30,203	4,381,729
Bobby J. Griffin	54,170,113	6,253,048	28,322	4,381,729
Kim Harris Jones	59,909,160	516,264	26,059	4,381,729
Terri L. Kelly	59,868,749	558,652	24,082	4,381,729
Michael J. Kneeland	59,462,050	960,881	28,552	4,381,729
Gracia C. Martore	57,743,657	2,680,724	27,102	4,381,729
Filippo Passerini	59,357,444	1,065,852	28,187	4,381,729
Donald C. Roof	59,736,731	686,650	28,102	4,381,729
Shiv Singh	58,631,591	1,792,340	27,552	4,381,729
Proposal 2.    Ratification of Appointment of Public Account Firm.

For	Against	Abstain	Broker Non-Votes
61,161,671	3,644,457	27,084	*

*	Not applicable.
Proposal 3.    Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
54,979,432	5,292,294	179,757	4,381,729
Proposal 4.    Stockholder Proposal to Improve Shareholder Written Consent.

For	Against	Abstain	Broker Non-Votes
29,122,986	31,112,438	216,059	4,381,729

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: M
ay 7, 20
21

UNITED RENTALS, INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive V ice President and Chief Administrative Offic er

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A Pintoff
	Name:	Craig A. Pintoff
	Title:	Executive V ice President and Chief Administrative Offic er